UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 19, 2017
NEXTSOURCE MATERIALS INC.
(Exact Name of Registrant as Specified in Its Charter)
Minnesota	000-51151	20-0803515
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

1001 – 145 Wellington St. W., Toronto, Ontario, Canada  M5J 1H8
 (Address of principal executive offices) (Zip Code)
(416) 364-4911
 (Registrant's Telephone Number, Including Area Code)
Energizer Resources Inc.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter
    Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Amendment of Articles of Incorporation
On April 19, 2017, we filed Articles of Amendment to our Articles of Incorporation (the “Articles of Amendment”) with the Minnesota Secretary of State changing our name from “Energizer Resources Inc.” to NextSource Materials Inc.” as part of our rebranding effort and to better reflect our evolution from an exploration-stage company into a mine-development company. The name change became effective upon the filing of the Articles of Amendment on April 19, 2017. Our shareholders and board of directors previously approved the name change and filing of the Articles of Amendment. The foregoing description of the amendment is qualified in its entirety by reference to the full text of the Articles of Amendment, which is filed herewith as Exhibit 3.1.
Amendment of Bylaws
Effective  April 19, 2017, we amended our bylaws (the “Bylaws”) to reflect the name change by replacing the reference to “Energizer Resources Inc.” with “NextSource Materials Inc.” in the heading of the Bylaws.  Our board of directors previously approved the amendment to our bylaws, contingent upon the filing and effectiveness of the Articles of Amendment. A copy of our Bylaws, as amended, is filed herewith as Exhibit 3.2.
Item 7.01 Regulation FD Disclosure.
On April 24, 2017, we issued a press release announcing, (i) the commencement of trading under our new name and corresponding new ticker symbols on the Toronto Stock Exchange and the U.S. OTC Market Group (OTCQB), and (ii) the revision of Phase 1 of our mine development plan for our Molo graphite project in Madagascar. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.
In accordance with General Instruction B.2 of Form 8-K, the information in the press release attached as Exhibit 99.1 hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) List of Exhibits

Exhibit	Description
3.1	Articles of Amendment to the Articles of Incorporation of NextSource Materials Inc. (formerly Energizer Resources Inc.)
3.2	Third Amended and Restated Bylaws of NextSource Materials Inc.
99.1	Press Release dated April 24, 2017

SIGNATURES
Pursuant to the requirements of the Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTSOURCE MATERIALS INC.

Date: April 24, 2017	By:	/s/ Marc Johnson
Marc Johnson
Chief Financial Officer

EXHIBIT INDEX
Exhibit	Description
3.1	Articles of Amendment to the Articles of Incorporation of NextSource Materials Inc. (formerly Energizer Resources Inc.)
3.2	Third Amended and Restated Bylaws of NextSource Materials Inc.
99.1	Press Release dated April 24, 2017